           SUBSIDIARIES OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                                                                                              JURISDICTION
           PARENT                                    SUBSIDIARY                             OF INCORPORATION
------------------------------      --------------------------------------------     -----------------------------
American Business Financial         American Business Credit, Inc. ("ABC")           Pennsylvania
Services, Inc. ("ABFS")

ABFS                                ABFS 2000-1, Inc.                                Delaware

ABFS                                ABFS 2000-2, Inc.                                Delaware

ABFS                                ABFS 2000-3, Inc.                                Delaware

ABFS                                ABFS 2000-4, Inc.                                Delaware

ABFS                                ABFS OSO, Inc.                                   Delaware

ABC                                 American Business Mortgage Services, Inc.        New Jersey
                                    (formerly New Jersey Mortgage and
                                    Investment Corp.) ("ABMS")

ABC                                 Processing Service Center, Inc.                  Pennsylvania

ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)             Pennsylvania

ABC                                 HomeAmerican Consumer Discount Company           Pennsylvania

ABC                                 American Business Leasing, Inc. ("ABL")          Pennsylvania

ABC                                 Tiger Relocation Company                         Pennsylvania

ABC                                 Marion's Management Corp.                        Delaware

ABC                                 August Advertising Agency Inc.                   Pennsylvania

ABFS                                ABFS 1996-1, Inc.                                Delaware

ABFS                                ABFS 1996-2, Inc.                                Delaware

ABFS                                ABFS 1997-1, Inc.                                Delaware

ABFS                                ABFS 1997-2, Inc.                                Delaware

ABFS                                ABFS 1998-1, Inc.                                Delaware

ABFS                                ABFS 1998-2, Inc.                                Delaware

ABFS                                ABFS 1998-3, Inc.                                Delaware

ABFS                                ABFS 1998-4, Inc.                                Delaware

ABFS                                ABFS 1999-1, Inc.                                Delaware

ABFS                                ABFS 1999-2, Inc.                                Delaware

                                                                                              JURISDICTION
           PARENT                                    SUBSIDIARY                             OF INCORPORATION
------------------------------      --------------------------------------------     -----------------------------
ABFS                                ABFS 1999-3, Inc.                                Delaware

ABFS                                ABFS 1999-4, Inc.                                Delaware

ABFS                                ABFS 1998-A-1, Inc.                              Delaware

ABFS                                ABFS 1998-A-2, Inc.                              Delaware

ABFS                                ABFS Special Purpose Management, Inc.            Delaware

ABFS                                Upland Corporation                               Utah

ABFS                                ABFS Millenium, Inc.                             Delaware

ABFS                                ABFS Residual Holding, Inc.                      Delaware

ABC, HAC & ABMS                     ABFS Greenmont, Inc.                             Delaware

ABC, HAC & ABMS                     ABFS 1999-A-1, Inc.                              Delaware

ABC, HAC & ABMS                     ABFS 1999-A-2, Inc.                              Delaware

ABC                                 NJLQ Holdings Inc.                               New Jersey

ABMS                                Federal Leasing Corp. ("FLC")                    New Jersey

ABL and FLC                         ABFS Finance LLC                                 Delaware

ABL and FLC                         ABFS Residual LLC                                Delaware

ABL                                 ABFS Finance LLC, 1999-A                         Delaware

ABL                                 ABFS Residual LLC, 1999-A                        Delaware

ABL                                 American Business Lease Funding                  Delaware
                                    Corporation

FLC                                 FLC Financial Corp.                              Delaware

FLC                                 FLC Financial Corp. II                           Delaware

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(1)  HomeAmerican Credit, Inc. is doing business as Upland Mortgage.